UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2020

Alarm.com Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37461	26-4247032
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8281 Greensboro Drive, Suite 100, Tysons, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877)389-4033

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ALRM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 3, 2020, the Alarm.com Holdings, Inc. (“Alarm.com”) board of directors authorized a stock repurchase program, under which Alarm.com is authorized to purchase up to an aggregate of $100 million of Alarm.com’s outstanding common stock over the next three years.

The stock repurchase program allows Alarm.com to repurchase its common stock from time to time on the open market or in privately negotiated transactions. The stock repurchase program does not obligate Alarm.com to purchase any stock and the number of shares repurchased, if any, and the timing of repurchases will depend on a number of factors, including, but not limited to, stock price, trading volume and general market conditions and other factors. The repurchase program may be suspended, modified or discontinued at any time in Alarm.com’s discretion. Alarm.com intends to finance any repurchases under the stock repurchase program using cash on hand.

Forward-Looking Statements

This report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by their use of terms and phrases such as “believe,” “continue,” “expect,” “intend,” “may,” “plan,” “will,” and other similar terms and phrases, and such forward-looking statements include, but are not limited to, the statements regarding the actions that may be taken under the stock repurchase program or the timing thereof. The events described in these forward-looking statements involve known and unknown risks and uncertainties that could cause actual results to differ materially from the results anticipated by these forward-looking statements, including, but not limited to the risks and uncertainties discussed in the “Risk Factors” section of Alarm.com’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 5, 2020 and other subsequent filings Alarm.com may make with the Securities and Exchange Commission from time to time. In addition, the forward-looking statements included herein represent Alarm.com’s views and expectations as of the date hereof and are based on information currently available. Subsequent events and developments may cause Alarm.com’s views to change. However, while Alarm.com may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so except as required by law. These forward-looking statements should not be relied upon as representing Alarm.com’s views as of any date subsequent to the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alarm.com Holdings, Inc.

Date:	December 4, 2020
		By:	/s/ Steve Valenzuela
Steve Valenzuela
Chief Financial Officer

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